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                                  EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated October 31, 2001 included in this Form 10-KSB, into Bio-Imaging Technologies, Inc. and subsidiaries' previously filed Registration Statements on Form S-8 (File Nos. 33-90412, 33-74152 and 33-22661) and on Form S-3 (File Nos. 33-75370 and 33-25477).




                                                     ARTHUR ANDERSEN LLP


Princeton, New Jersey
December 19, 2001